POWER OF ATTORNEY

     The undersigned hereby appoints Jeffrey L. Rutherford, Michael A. Weisbarth and Kathleen M. Minahan and each of them his true and lawful attorney, with full power of substitution and resubstitution to affix for him and in his name, as attorney-in-fact, his signature to any Form 3, Form 4, or Form 5 to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and the Sarbanes-Oxley Act of 2002 with respect to LESCO, Inc. and to any request/application for an Edgar Account and/or Edgar Password. The power of attorney shall remain in effect so long as the undersigned remains an employee or director of LESCO, Inc. and for one year thereafter.


                                        /s/ J. Martin Erbaugh
                                        ----------------------------------------
                                        Signature

                                        J. Martin Erbaugh
                                        ----------------------------------------
                                        Name

                                        April 1, 2004
                                        ----------------------------------------
                                        Date